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                              CENTURA FUNDS, INC.
                       SUPPLEMENT DATED DECEMBER 11, 1997
                     TO PROSPECTUSES DATED AUGUST 28, 1997

     This Supplement is provided to update, and should be read in conjunction with, the information provided in both the Prospectuses relating to the Class A Shares and Class B Shares and the Class C Shares.

     At a Special Meeting of the Board of Directors of Centura Funds, Inc., held on December 11, 1997, the Directors approved the following change in the nonfundamental investment policies of the Centura Federal Securities Income
Fund: the Board approved the elimination of the nonfundamental restriction which stated that at least 70% of the Centura Federal Securities Income Fund would consist of direct obligations of the U.S. Treasury, with no more than 30% in securities of U.S. Government agencies and instrumentalities. This change in investment policy will become effective on January 12, 1998. With this change, the Fund may invest in securities of the U.S. Government, its agencies and instrumentalities with no requirement that any proportion be invested in either U.S. Treasury securities or U.S. agency and instrumentality securities.


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